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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 1, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing that the Company had received a waiver of certain requirements imposed by its $175 million credit facility. The identity of the lead lending institution, the effective date of the waiver and the material terms of the amendment to the credit facility are described in the press release dated September 1, 2004 included herein as Exhibit 99.1.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD

On September 1, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing that the Company had received a waiver of certain requirements imposed by its $175 million credit facility. The identity of the lead lending institution, the effective date of the waiver and the material terms of the amendment to the credit facility are described in the press release dated September 1, 2004 included herein as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(C)  Exhibits

     Exhibit No.      Description
     -----------      -----------
        10.1          Agreement and Second Amendment to Credit Agreement dated
                      as of August 16, 2004 among the financial institutions party to the Credit Agreement, as such term is hereinafter defined; Integrated Electrical Services, Inc., the
                      Borrower; and Bank One, NA, as administrative agent.

        99.1          Press Release dated September 1, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTEGRATED ELECTRICAL SERVICES, INC.


                                        By: /s/ Jeffrey Pugh
                                           -------------------------------
                                           Jeffrey Pugh
                                           Senior Vice President and
                                           Chief Financial Officer


Dated: September 1, 2004
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                                  EXHIBIT INDEX



     Exhibit No.      Description
     -----------      -----------
        10.1          Agreement and Second Amendment to Credit Agreement dated
                      as of August 16, 2004 among the financial institutions party to the Credit Agreement, as such term is hereinafter defined; Integrated Electrical Services, Inc., the
                      Borrower; and Bank One, NA, as administrative agent.

        99.1          Press Release dated September 1, 2004